===============================================================================


                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT


                                     among


                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

                                      and

                                 THE PURCHASER
                    IDENTIFIED ON THE SIGNATURE PAGE HERETO




                                   ----------


                             Dated: April 15, 1999


                                   ----------


===============================================================================

                               TABLE OF CONTENTS

                                                                                                                Page

ARTICLE 1         DEFINITIONS
         1.1      Definitions.....................................................................................1
         1.2      Accounting Terms; Financial Statements..........................................................5
         1.3      Knowledge of the Company........................................................................5

ARTICLE 2         PURCHASE AND SALE OF PREFERRED STOCK AND WARRANT
         2.1      Purchase and Sale of Preferred Stock and Warrant................................................5
         2.2      Use of Proceeds.................................................................................5
         2.3      Closing.........................................................................................5

ARTICLE 3         REPRESENTATIONS AND WARRANTIES OF THE COMPANY
         3.1      Corporate Existence and Power...................................................................6
         3.2      Authorization; No Contravention.................................................................6
         3.3      Governmental Authorization; Third Party Consents................................................6
         3.4      Binding Effect..................................................................................6
         3.5      Litigation......................................................................................7
         3.6      Compliance with Laws............................................................................7
         3.7      Capitalization..................................................................................7
         3.8      No Default or Breach; Contractual Obligations...................................................8
         3.9      Financial Statements............................................................................8
         3.10     Taxes...........................................................................................8
         3.11     No Material Adverse Change; Ordinary Course of Business.........................................8
         3.12     Investment Company..............................................................................9
         3.13     Private Offering................................................................................9
         3.14     Labor Relations.................................................................................9
         3.15     Employee Benefit Plans..........................................................................9
         3.16     Title to Assets.................................................................................9
         3.17     Liabilities.....................................................................................9
         3.18     Insurance......................................................................................10
         3.19     Environmental Matters..........................................................................10
         3.20     Broker's, Finder's or Similar Fees.............................................................10

ARTICLE 4         REPRESENTATIONS AND WARRANTIES OF PURCHASER
         4.1      Existence and Power............................................................................10
         4.2      Authorization; No Contravention................................................................10
         4.3      Governmental Authorization; Third Party Consents...............................................11
         4.4      Binding Effect.................................................................................11
         4.5      Purchase for Own Account.......................................................................11
         4.6      Restricted Securities..........................................................................11
         4.7      Accredited Investor Status.....................................................................12
         4.8      Source of Funds................................................................................12
         4.9      Litigation.....................................................................................12


         4.10     Broker's, Finder's or Similar Fees.............................................................12

ARTICLE 5         CONDITIONS TO THE OBLIGATION OF PURCHASER TO CLOSE
         5.1      Representations and Warranties.................................................................12
         5.2      Compliance with this Agreement.................................................................12
         5.3      Secretary's Certificate........................................................................13
         5.4      Officer's Certificate..........................................................................13
         5.5      Documents......................................................................................13
         5.6      Filing of Certificate of Designations..........................................................13
         5.7      Purchased Shares...............................................................................13
         5.9      Participation Rights Agreement.................................................................13
         5.10     Registration Rights Agreement..................................................................13
         5.11     Letter Agreement...............................................................................13
         5.12     Opinion of Counsel.............................................................................14
         5.13     Consents and Approvals.........................................................................14
         5.14     No Material Judgment or Order..................................................................14
         5.15     No Litigation..................................................................................14
         5.16     No Material Adverse Change.....................................................................14

ARTICLE 6         CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CLOSE
         6.1      Representations and Warranties.................................................................14
         6.2      Compliance with this Agreement.................................................................14
         6.3      Certificates...................................................................................14
         6.4      Payment of Purchase Price......................................................................15
         6.5      Participation Rights Agreement.................................................................15
         6.6      Registration Agreement.........................................................................15
         6.7      Letter Agreement...............................................................................15
         6.8      Consents and Approvals.........................................................................15
         6.9      No Material Judgment or Order..................................................................15
         6.10     No Litigation..................................................................................15

ARTICLE 7         INDEMNIFICATION
         7.1      Company Indemnification........................................................................16
         7.2      Purchaser Indemnification......................................................................16
         7.3      Notification...................................................................................17
         7.4      Limitation on Indemnification..................................................................18

ARTICLE 8         POST CLOSING COVENANTS
         8.1      Redemption of Junior Preferred Stock...........................................................18

ARTICLE 9         TERMINATION OF AGREEMENT
         9.1      Termination....................................................................................18
         9.2      Survival.......................................................................................18

ARTICLE 10        MISCELLANEOUS
         10.1     Survival of Representations and Warranties.....................................................19


         10.2     Notices........................................................................................19
         10.3     Successors and Assigns; Third Party Beneficiaries..............................................19
         10.4     Amendment and Waiver...........................................................................19
         10.5     Counterparts...................................................................................19
         10.6     Headings.......................................................................................19
         10.7     GOVERNING LAW..................................................................................20
         10.8     JURISDICTION; VENUE............................................................................20
         10.9     Severability...................................................................................20
         10.10    Rules of Construction..........................................................................20
         10.11    Entire Agreement...............................................................................20
         10.12    Fees...........................................................................................20
         10.13    Confidentiality................................................................................20
         10.14    Trade Secrets..................................................................................21
         10.15    Further Assurances.............................................................................22
         10.16    Company Information............................................................................22

                                    EXHIBITS

A-1               Restated Certificate of Incorporation
A-2               Bylaws
B                 Form of Certificate of Designations of Series A Stock
C                 Form of Participation Rights Agreement
D                 Form of Registration Rights Agreement
E                 Form of Warrant
F                 Form of Letter Agreement

                                   SCHEDULES

2                 Purchased Shares and Purchase Price
3.3               Governmental Authorizations; Third Party Consents
3.5               Litigation
3.7               Outstanding Options of the Company
3.8               Defaults or Breaches of Contractual Obligations
3.10              Taxes
3.11              Transactions Outside the Ordinary Course of Business
3.14              Labor Relations
3.15              Employee Benefit Plans
3.16              Title to Assets of the Company
3.17              Liabilities
3.18              Insurance
3.20              Brokers, Finders or Similar Fees

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

                              WARRANT TO PURCHASE
                                COMMON STOCK OF
                 BOOTS & COOTS INTERNATIONAL WELL CONTROL INC.

Date of Issuance: March 20, 2000                              Warrant No. 2000-1

         This certifies that, for value received, BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC., a Delaware corporation (the "Company"), grants to the DONALD AND SHELLEY MOOREHEAD TRUST, or registered assigns (the "Registered Holder"), the right to subscribe for and purchase from the Company, at the price of $1.25 per share (the "Exercise Price"), from and after 9:00 a.m., Houston time, on March 20, 2000 (the "Exercise Commencement Date") and to and including 5:00 p.m., Houston time on March 19, 2005 (the "Expiration Date"), FOUR HUNDRED FIFTY THOUSAND (450,000) shares (the "Warrant Shares"), of the Company's common stock, par value $0.00001 per share (the "Common Stock"), subject to the provisions and upon the terms and conditions herein set forth. The Exercise Price and the number of Warrant Shares purchasable upon exercise of this Warrant are subject to adjustment from time to time as provided in
Section 7 hereof.

         SECTION 1. REGISTRATION. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Records"), in the name of the Registered Holder. The Company may deem and treat the Registered Holder as the absolute owner of this Warrant for the purpose of any exercise hereof or any distribution to the Registered Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         SECTION 2. REGISTRATION OF TRANSFERS AND EXCHANGES.

         (a) Subject to Section 11 hereof, the Company shall register the transfer of this Warrant, in whole or in part, upon records to be maintained by the Company for that purpose, upon surrender of this Warrant, with the Form of Assignment attached hereto completed and duly endorsed by the Registered Holder, to the Company at the office specified in or pursuant to Section 3(b). Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing the Common Stock purchase rights so transferred shall be issued to the transferee and a new Warrant, in similar form, evidencing the remaining Common Stock purchase rights not so transferred, if any, shall be issued to the Registered Holder.

         (b) This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the office of the Company specified in or pursuant to
Section 3(b) hereof, for new Warrants, in substantially the form of this Warrant evidencing, in the aggregate, the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrants to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the Registered Holder at the time of such surrender.

         SECTION 3. DURATION AND EXERCISE OF THIS WARRANT.

         (a) This Warrant shall be exercisable by the Registered Holder, in whole, or from time to time in part, on any business day before 5:00 p.m., Houston time, during the period beginning on the Exercise Commencement Date and ending on the Expiration Date. At 5:00 p.m., Houston time, on the Expiration Date, this Warrant, to the extent not previously exercised, shall become void and of no further force or effect.

         (b) Subject to Sections 4 and 11(a) hereof, upon exercise or surrender of this Warrant, with the Form of Election to Purchase attached hereto completed and duly endorsed by the Registered Holder, to the Company at its office at 777 Post Oak, 8th Floor, Houston Texas 77056, Attention: Chief Executive Officer, or at such other address as the Company may specify in writing to the Registered Holder, and upon payment of the Exercise Price multiplied by up to the number of Warrant Shares then issuable upon exercise of this Warrant in lawful money of the United States of America (except as otherwise provided for in Section 3(c) hereof), all as specified by the Registered Holder in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the Registered Holder, and in such name or names as the Registered Holder may designate, a certificate for the Warrant Shares issued upon such exercise. Any person so designated in the Form of Election to Purchase, duly endorsed by the Registered Holder, as the person to be named on the certificates for the Warrant Shares, shall be deemed to have become holder of record of such Warrant Shares, evidenced by such certificates, as of the Date of Exercise (as hereinafter defined) of such Warrant.

         (c) The Registered Holder may pay the applicable Exercise Price pursuant to Section 3(b), at the option of the Registered Holder, either (i) in cash or by cashier's or certified bank check payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price"), or (ii) by wire transfer of immediately available funds to the account which shall be indicated in writing by the Company to the Registered Holder.

         (d) The "Date of Exercise" of any Warrant means the date on which the Company shall have received (i) this Warrant, with the Form of Election to Purchase attached hereto appropriately completed and duly endorsed, and (ii) payment in full of the Aggregate Exercise Price as provided herein.

         (e) This Warrant shall be exercisable either as an entirety or, from time to time, for part only of the number of Warrant Shares which are issuable hereunder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares issued pursuant to such exercise, deliver to the Registered Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which Warrant shall be substantially in the form of this Warrant.

         SECTION 4. PAYMENT OF TAXES AND EXPENSES.

         (a) The Company will pay all expenses and taxes (other than any federal or state income tax or similar obligations of the Registered Holder) and other governmental charges attributable to the preparation, execution, issuance and delivery of this Warrant, any new Warrant and the Warrant Shares; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of this Warrant or the Warrant Shares, or the issuance or delivery of certificates for Warrant Shares upon the exercise of this Warrant, to a person or entity other than a Registered Holder or an Affiliate (as hereinafter defined) of such Registered Holder.

         (b) An "Affiliate" of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.

         SECTION 5. MUTILATED OR MISSING WARRANT CERTIFICATE. If this Warrant shall be mutilated, lost, stolen or destroyed, upon request by the Registered Holder, the Company will issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, of like tenor, but, in the case of loss, theft or destruction, only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of this Warrant and, if requested by the Company, indemnity also reasonably satisfactory to it.

         SECTION 6. RESERVATION, LISTING AND ISSUANCE OF WARRANT SHARES.

         (a) The Company will at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the rights represented by this Warrant, the number of Warrant Shares deliverable upon exercise of this Warrant. The Company will, at its expense, use its best efforts to cause such shares to be included in or listed on (subject to issuance or notice of issuance of Warrant Shares) all markets or stock exchanges in or on which the Common Stock is included or listed not later than the date on which the Common Stock is first included or listed on any such market or exchange and will thereafter maintain such inclusion or listing of all shares of Common Stock from time to time issuable upon exercise of this Warrant.

         (b) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and nonassessable, and (ii) free from all taxes with respect to the issuance thereof and from all liens, charges and security interests.

         SECTION 7. ADJUSTMENTS OF EXERCISE PRICE AND WARRANT SHARES.

         (a) The Exercise Price and number of Warrant Shares that may be purchased hereunder is subject to change or adjustment from time to time as hereinafter provided.

         (b) Subdivisions or Combinations of Stock. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced; and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

         (c) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company (i) consolidates with or mergers into any other corporation and is not the continuing or surviving corporation of such consolidation of merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash and/or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection (c), the Registered Holder, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for all shares of Common Stock issuable upon such exercise immediately prior to such consummation as adjusted to the time of such transaction), in lieu of shares of Common Stock issuable upon such exercise prior to such consummation, the stock and other securities, cash and/or assets to which such holder would have been entitled upon such consummation if the Registered Holder had so exercised this Warrant immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section).

         (d) Notices. In case at any time:

                  (i) the Company shall declare any cash dividend on its Common Stock;

                  (ii) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock;

                  (iii) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (iv) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings or earned surplus or dividends payable in Common Stock);

                  (v) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Company's Common Stock), or sale of all or substantially all of its assets to another corporation; or

                  (vi) there shall be a voluntary or involuntary dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, or winding up of the Company;

then, in any one or more of said cases the Company shall give written notice, addressed to the Registered Holder at the address of such Registered Holder as shown on the books of the Company, of (1) the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) the date (or, if not then known, a reasonable approximation thereof by the Company) on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up or other action, as the case may be, shall take place. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, bankruptcy, assignment for the benefit of creditors, winding up, or other action, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and not less than thirty (30) days prior to the record date or the date on which the Company's transfer books are closed in respect thereto. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Act, or to a favorable vote of stockholders, if either is required.

         SECTION 8. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. The Registered Holder shall not be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Exercise shall have occurred and then only with respect to the Warrant Shares purchased pursuant to such exercise. No provision of this Warrant, in the absence of affirmative action by the Registered Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights and privileges of the Registered Holder, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         SECTION 9. FRACTIONAL WARRANT SHARES. The Company shall not be required to issue fractions of Warrant Shares upon exercise of the Warrant or to distribute certificates which evidence fractional Warrant Shares. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay to the Registered Holder an amount in cash determined by the board of directors of the Company to be fair and just consideration for a share of Common Stock of the Company multiplied by such fraction.

         SECTION 10. TRANSFER RESTRICTIONS; REGISTRATION OF THE WARRANT AND WARRANT SHARES.

         (a) Neither the Warrant nor the Warrant Shares have been registered under the Act. The Registered Holder, by acceptance hereof, represents that it is acquiring this Warrant to be issued to it for its own account and not with a view to the distribution thereof, and agrees not to sell, transfer, pledge or hypothecate this Warrant, any purchase rights evidenced hereby or any Warrant Shares unless a registration statement is effective for this Warrant or the Warrant Shares under the Act or, in the opinion of such Registered Holder's counsel reasonably satisfactory to the Company, a copy of which opinion shall be delivered to the Company, such transaction is exempt from the registration requirements of the Act.

         (b) Subject to the provisions of the following paragraph of this
Section 10, each Certificate for Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

         (c) The restrictions and requirements set forth in the foregoing paragraph shall apply with respect to Warrant Shares unless and until such Warrant Shares are sold or otherwise transferred pursuant to an effective registration statement under the Act or are otherwise no longer subject to the restrictions of the Act, at which time the Company agrees to promptly cause such restrictive legends to be removed and stop transfer restrictions applicable to such Warrant Shares to be rescinded.

         SECTION 11. NOTICES. All notices, requests, demands and other communications relating to this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first-class mail, postage prepaid, return receipt requested, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

         (a) If to the Registered Holder of this Warrant or the holder of the Warrant Shares, addressed to the address of such Registered Holder or holder as set forth on books of the Company or otherwise furnished by the Registered Holder or holder to the Company.

         If to the Company, addressed to:

         Boots & Coots International Well Control, Inc.
         777 Post Oak Blvd., 8th Floor
         Houston, Texas 77056

         SECTION 12. BINDING EFFECT. This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, and the holder or holders from time to time of this Warrant and the Warrant Shares.

         SECTION 13. SURVIVAL OF RIGHTS AND DUTIES. This Warrant shall terminate and be of no further force and effect on the earlier of (i) 5:00 p.m., Houston time, on the Expiration Date and (ii) the date on which this Warrant and all purchase rights evidenced hereby have been exercised.

         SECTION 14. GOVERNING LAW. This Warrant shall be construed in accordance with and governed by the laws of the State of Texas.

         SECTION 15. SECTION HEADINGS. The Section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

         SECTION 16. AMENDMENT OR WAIVER. This Warrant and any term hereof may be amended, waived, discharged or terminated only by and with the written consent of the Company and the holder of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof.

                                       BOOTS & COOTS INTERNATIONAL WELL CONTROL,
                                       INC.

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       ATTEST:

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                          FORM OF ELECTION TO PURCHASE

                 (To Be Executed Upon Exercise of this Warrant)

To Boots & Coots International Well Control, Inc.:

         The undersigned, the record holder of the attached Warrant (Warrant No. ___), hereby irrevocably elects to exercise the right, represented by the attached Warrant, to purchase ___________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of Boots & Coots International Well Control, Inc. of $_________ representing the full purchase price for such shares at the price per share provided for in the attached Warrant and the delivery of any applicable taxes payable by the undersigned pursuant to such Warrant.

         In lieu of paying the purchase price as provided in the preceding paragraph, the undersigned will/will not (circle appropriate word(s)) make a cashless exercise pursuant to Section 3(c) of the attached Warrant.

         The undersigned requests that certificates for such shares be issued in the name of

                                    PLEASE INSERT SOCIAL SECURITY OR TAX
-------------------------------     IDENTIFICATION NUMBER



-------------------------------     -------------------------------

-------------------------------

-------------------------------
(Please print name and address)

         In the event that not all of the purchase rights represented by the attached Warrant are exercised, a new Warrant, substantially identical to the attached Warrant, representing the rights formerly represented by the attached Warrant which have not been exercised, shall be issued in the name of and delivered to

                              --------------------------------------------------
                              (Please print name)


                              --------------------------------------------------

                              --------------------------------------------------
                              (Please print address)

Dated:                     Name of Holder (Print):
       ------------------                         ------------------------------

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the attached Warrant (Warrant No. _____) with respect to the number of shares of Common Stock covered thereby set forth opposite the name of such assignee unto:


                                                       Number of Shares of
            Name of Assignee           Address            Common Stock
            ----------------           -------         -------------------



         If the total of said purchase rights represented by the attached Warrant shall not be assigned, the undersigned requests that a new Warrant evidencing the purchase rights not so assigned be issued in the name of and delivered to the undersigned.

Dated:                           Name of Holder (Print):
       ----------------                                 -----------------------

By:
   ------------------------------
      Name:
           ----------------------------
              Title:
                    ---------------------------